                                 FIFTH AMENDMENT

                                       TO

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

         This Fifth Amendment dated as of April 30, 1995 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "Transferor"), FDS NATIONAL BANK, a national banking corporation (the "Servicer") and CHEMICAL BANK, as Trustee (in such capacity, the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended ad Restated Pooling and Servicing Agreement as of December 15, 1992 (the "Pooling and Servicing Agreement");

         WHEREAS, the Transferor, the Servicer and the Trustee wish to amend Exhibit C of the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Schedule II as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule II attached hereto is substituted therefor.

         2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement affected by this Fifth Amendment does not adversely affect in any material respect the interests of the Certificateholders.

         3. The Pooling and Servicing Agreement, as amended by this Fifth Amendment shall continue in full force and affect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          PRIME RECEIVABLES CORPORATION

                          By /s/ Susan R. Robinson
                             -----------------------------------------
                          Title President
                                --------------------------------------

                          FDS NATIONAL BANK

                          By /s/ Susan P. Storer
                             -----------------------------------------
                          Title Chief Financial Officer and Treasurer
                                --------------------------------------

                          CHEMICAL BANK

                          By /s/ Charles Dooley
                             -----------------------------------------
                          Title Vice President
                                --------------------------------------

                                                                     Schedule II

                            List of Lock-box Accounts
                            -------------------------
Star Bank Corporation                    Burdines                              480-366-723
P.O. Box 1038                            Dept. 4500
425 Walnut Street                        Cincinnati OH  45274-4500
Cincinnati, OH  45201-1036

                                         Jordan Marsh                          480-381-1425
                                         P.O. Box 8079
                                         Mason, OH  45040-8079

PNC Bank                                 The Bon Marche                        426-002-7019
201 East 5th Street                      P.O. Box 8080
Cincinnati, OH  45201-1198               Mason, OH  45040-8080

                                         Stern's                               419-000-2709
                                         P.O. Box 8081
                                         Mason, OH  45040-8081

                                         Lazarus                               411-017-5133
                                         P.O. Box 4504
                                         Mason, OH  45040-4504

PNC Bank, N.A.                           Lazarus PA, Inc.                      100-30967
1 Olive Plaza                            Attn:  Cashier
210 Sixth Ave.                           501 Penn Ave.
Pittsburgh, PA  15265                    Pittsburgh, PA  15285-0001

AmSouth Bank, N.A.                       Bloomingdale's                        88-419-622
1900 Fifth Ave., North                   P.O. Box 11407
Birmingham, AL  35203                    Drawer 0018
                                         Birmingham, AL  35245-0018

                                         Rich's                                01-579-282
                                         P.O. Box 11407
                                         Drawer 0001
                                         Birmingham, AL  35245-0001

                                         Goldsmith's                           73-233-579
                                         P.O. Box 11407
                                         Drawer 0012
                                         Birmingham, AL  35245-0012

                                         Abraham & Straus                      69-116-059
                                         P.O. Box 11407
                                         Drawer 0008
                                         Birmingham, AL  35245-0008

The Fifth Third Bank                     Lazarus                               715-27336
38 Fountain Square Plaza                 P.O. Box 0064
Cincinnati, OH  45263                    Cincinnati, OH  45274-0064

SunTrust Bank                            Macy's                                8801-245864
P.O. Box 4418                            P.O. Box 9772
25 Park Place                            Macon, GA 32106
Atlanta, GA 30302

                                         Macy's
                                         P.O. Box 9773
                                         Macon, GA 32106